Credit Suisse First Boston
ABSC 2005-HE8
1,800 records
FREDDIE

Selection Criteria: FREDDIE
Table of Contents
  Principal balance at Origination
  Remaining Principal Balance
  Fico Scores
  Original Term
  Remaining Term
  Property Type
  Occupancy Status
  Loan Purpose
  Original Loan to Value Ratio
  Geographic Distribution By Balance
  Documentation
  Mortgage Rate
  Maximum Rate
  Gross Margin
  Next Rate Adjustment Date
  Original Number of Months to Expiration Of Prepayment Penalty Term
  Loan Types
  Credit Grade
  Lien Position
  DTI

1. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	11	$241,779.00	0.09%	621	99.78%	10.363%	100.00%
25,001 - 50,000	90	3,704,709.00	1.33	622	88.57	9.750	92.85
50,001 - 75,000	216	13,532,185.00	4.85	596	80.71	8.334	88.64
75,001 - 100,000	273	23,926,088.00	8.57	604	78.70	7.554	93.10
100,001 - 125,000	199	22,494,007.00	8.06	606	77.95	7.394	93.15
125,001 - 150,000	206	28,517,560.00	10.22	601	79.67	7.397	91.55
150,001 - 175,000	194	31,431,873.00	11.26	608	79.20	7.240	90.16
175,001 - 200,000	140	26,384,146.00	9.46	613	77.90	7.060	92.05
200,001 - 250,000	191	42,919,861.00	15.38	606	78.62	7.145	91.63
250,001 - 300,000	150	40,868,886.00	14.65	612	79.97	7.000	92.61
300,001 - 400,000	114	37,681,439.00	13.50	621	82.89	7.027	82.14
400,001 - 500,000	13	5,782,500.00	2.07	638	82.78	6.933	68.76
500,001 - 600,000	3	1,556,250.00	0.56	668	81.04	6.701	100.00
Total:	1,800	$279,041,283.00	100.00%	610	79.80%	7.279%	90.06%

Mimimum Original Balance: 20,000.00
Maximum Original Balance: 536,000.00
Average Original Balance: 155,022.94

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2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	11	$241,686.61	0.09%	621	99.78%	10.363%	100.00%
25,001 - 50,000	91	3,743,614.76	1.34	623	88.70	9.749	92.93
50,001 - 75,000	216	13,543,553.42	4.86	595	80.56	8.328	88.67
75,001 - 100,000	272	23,835,209.64	8.55	604	78.74	7.553	93.08
100,001 - 125,000	199	22,479,224.15	8.06	606	77.95	7.394	93.15
125,001 - 150,000	207	28,650,087.88	10.27	601	79.75	7.396	91.59
150,001 - 175,000	193	31,263,744.35	11.21	608	79.12	7.240	90.11
175,001 - 200,000	140	26,369,137.34	9.46	613	77.90	7.060	92.05
200,001 - 250,000	191	42,903,836.36	15.38	606	78.62	7.145	91.63
250,001 - 300,000	150	40,853,951.19	14.65	612	79.97	7.000	92.61
300,001 - 400,000	114	37,664,106.98	13.51	621	82.89	7.027	82.14
400,001 - 500,000	13	5,781,594.67	2.07	638	82.78	6.933	68.76
500,001 - 600,000	3	1,556,250.00	0.56	668	81.04	6.701	100.00
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

Mimimum Remaining Balance: 19,987.63
Maximum Remaining Balance: 536,000.00
Average Remaining Balance: 154,936.67

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3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 500	5	$714,696.30	0.26%	500	76.06%	8.737%	81.10%
501 - 525	136	18,439,872.58	6.61	513	74.32	8.253	95.73
526 - 550	163	23,803,406.47	8.54	538	74.91	7.869	97.20
551 - 575	232	36,623,914.16	13.13	562	78.00	7.655	97.34
576 - 600	306	45,754,036.51	16.41	589	80.25	7.332	93.73
601 - 625	308	48,079,151.88	17.24	612	80.75	7.031	94.06
626 - 650	240	37,208,097.37	13.34	638	81.88	6.973	88.98
651 - 675	214	35,114,323.73	12.59	663	82.63	6.844	81.75
676 - 700	103	17,255,213.81	6.19	685	81.37	6.967	73.84
701 - 725	51	8,707,710.01	3.12	712	82.07	6.954	75.32
726 - 750	26	4,052,572.90	1.45	737	76.29	6.650	84.91
751 - 775	11	2,300,659.64	0.82	764	81.35	7.357	43.43
776 - 800	4	674,947.89	0.24	790	89.32	7.073	70.42
801 - 825	1	157,394.10	0.06	803	90.00	7.990	0.00
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

Minimum FICO: 500
Maximum FICO: 803
WA FICO: 610

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4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 120	2	$128,644.70	0.05%	564	55.43%	7.697%	100.00%
121 - 180	27	2,233,969.26	0.80	620	66.54	7.230	97.73
181 - 240	32	3,053,954.38	1.10	634	72.51	6.933	100.00
241 - 300	1	238,781.53	0.09	610	84.00	5.990	100.00
301 - 360	1,738	273,230,647.48	97.97	610	80.00	7.285	89.87
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

Minimum Original Term: 120
Maximum Original Term: 360
WA Original Term: 357

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5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 180	29	$2,362,613.96	0.85%	617	65.94%	7.256%	97.85%
181 - 348	33	3,292,735.91	1.18	632	73.34	6.864	100.00
349 - 360	1,738	273,230,647.48	97.97	610	80.00	7.285	89.87
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

Minimum Remaining Term: 118
Maximum Remaining Term: 360
WA Remaining Term: 355

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6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	1,399	$206,140,172.28	73.92%	607	79.45%	7.274%	93.68%
2-4 Unit	112	26,097,328.03	9.36	628	79.79	7.310	67.74
PUD - Detached	131	22,108,289.10	7.93	608	82.16	7.351	87.63
Condo	119	18,667,790.98	6.69	620	80.63	7.264	82.46
PUD - Attached	39	5,872,416.96	2.11	618	80.69	7.110	95.48
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

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7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Primary Residence	1,636	$251,158,627.92	90.06%	605	79.16%	7.199%	100.00%
Investment Property	129	21,555,701.52	7.73	651	85.13	8.111	0.00
Second Home	35	6,171,667.91	2.21	657	87.35	7.640	0.00
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

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8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Refinance - Cashout	1,107	$183,775,094.90	65.90%	599	77.74%	7.241%	95.50%
Purchase	473	61,487,977.63	22.05	637	84.78	7.557	69.00
Refinance - Rate/Term	220	33,622,924.82	12.06	618	82.00	6.984	98.82
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

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9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	70	$9,561,143.31	3.43%	617	40.81%	6.640%	99.11%
50.01 - 60.00	82	11,986,050.03	4.30	592	56.66	6.715	99.33
60.01 - 70.00	174	28,961,037.08	10.38	585	66.84	7.023	97.43
70.01 - 80.00	675	104,510,562.86	37.47	608	78.14	7.083	92.39
80.01 - 90.00	568	95,711,184.69	34.32	610	87.60	7.517	84.64
90.01 - 100.00	231	28,156,019.38	10.10	647	95.89	7.921	85.21
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

Minimum Loan-to-Value Ratio: 24.76
Maximum Loan-to-Value Ratio: 100.00
WA Loan-to-Value Ratio By Original Balance: 79.80

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10. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Alabama	14	$1,391,130.70	0.50%	596	84.46%	7.960%	87.64%
Alaska	3	277,003.19	0.10	682	81.93	7.097	100.00
Arizona	107	16,193,023.97	5.81	616	82.79	7.283	86.82
Arkansas	9	767,297.96	0.28	588	85.07	7.975	100.00
California	268	60,581,699.96	21.72	610	74.90	6.770	94.66
Colorado	34	5,483,260.55	1.97	632	84.88	7.096	90.53
Connecticut	28	4,859,691.19	1.74	606	83.24	7.550	82.76
Delaware	8	1,277,697.99	0.46	635	81.00	6.804	100.00
Florida	198	28,778,176.22	10.32	597	77.15	7.456	85.32
Georgia	40	4,631,876.24	1.66	626	86.31	7.679	90.03
Hawaii	20	5,491,630.57	1.97	649	81.77	6.862	70.57
Idaho	13	1,510,427.81	0.54	604	82.47	7.430	77.38
Illinois	66	9,534,864.80	3.42	605	81.68	7.423	87.21
Indiana	31	3,180,182.66	1.14	594	85.22	7.608	92.07
Iowa	19	1,546,833.73	0.55	601	86.00	8.198	93.32
Kansas	5	429,566.52	0.15	631	86.42	7.730	100.00
Kentucky	10	902,358.18	0.32	579	84.79	8.235	100.00
Louisiana	5	375,949.82	0.13	618	83.79	7.938	86.22
Maine	13	1,728,959.73	0.62	619	79.09	7.624	90.47
Maryland	38	6,007,819.52	2.15	595	77.95	7.453	97.50
Massachusetts	73	15,679,005.66	5.62	610	80.56	7.235	90.57
Michigan	61	6,108,801.55	2.19	592	82.13	7.783	89.81
Minnesota	39	6,068,073.48	2.18	611	81.72	7.605	98.22
Mississippi	8	817,903.37	0.29	577	83.28	7.991	100.00
Missouri	22	2,140,008.48	0.77	586	83.84	7.563	97.73
Montana	4	377,968.00	0.14	614	78.43	8.279	100.00
Nebraska	7	650,497.04	0.23	574	81.88	7.810	85.64
Nevada	33	6,335,999.83	2.27	631	82.44	7.154	72.59
New Hampshire	11	1,710,263.59	0.61	627	80.26	7.033	100.00
New Jersey	64	13,816,873.78	4.95	620	80.59	7.234	91.66
New Mexico	6	628,666.83	0.23	586	80.91	7.189	78.51
New York	55	13,198,294.97	4.73	626	76.50	6.901	82.96
North Carolina	11	1,014,179.27	0.36	572	83.54	8.194	96.67
North Dakota	1	98,132.91	0.04	580	80.00	6.425	100.00
Ohio	58	6,135,711.85	2.20	604	87.15	7.834	85.56
Oklahoma	10	1,037,475.98	0.37	632	83.30	7.214	91.24
Oregon	30	3,857,987.89	1.38	609	82.74	7.275	90.79
Pennsylvania	51	5,334,829.67	1.91	599	84.80	7.819	92.55
Rhode Island	12	2,856,595.56	1.02	649	81.58	7.755	66.94
South Carolina	16	1,773,635.39	0.64	585	84.15	8.189	94.63
South Dakota	5	584,016.57	0.21	650	86.52	7.821	52.43
Tennessee	41	3,944,600.78	1.41	624	81.89	7.370	98.26
Texas	132	11,392,393.18	4.08	600	79.91	7.767	95.09
Utah	10	1,343,408.95	0.48	611	84.64	7.104	92.62
Vermont	1	158,791.46	0.06	640	85.00	5.990	100.00
Washington	51	9,079,293.43	3.26	616	81.09	7.041	93.43
Virginia	24	3,717,422.03	1.33	581	81.05	7.860	100.00
West Virginia	2	111,582.48	0.04	575	85.84	8.699	100.00
Wisconsin	26	2,926,358.33	1.05	595	83.24	7.985	92.70
Wyoming	2	203,920.61	0.07	573	84.23	7.821	100.00
Washington DC	5	833,853.12	0.30	591	73.03	7.927	100.00
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

Total Number Of Stated Represented:: 51

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11. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Full Documentation	1,235	$184,181,298.57	66.04%	601	79.69%	7.062%	95.03%
Stated Documentation	544	90,988,898.68	32.63	628	80.11	7.726	79.75
Limited Documentation	21	3,715,800.10	1.33	611	77.92	7.137	95.68
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

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12. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
5.001 - 5.500	27	$5,854,653.32	2.10%	644	70.75%	5.355%	93.16%
5.501 - 6.000	168	31,673,072.59	11.36	639	74.16	5.903	97.00
6.001 - 6.500	228	41,780,443.39	14.98	630	76.23	6.302	97.19
6.501 - 7.000	287	51,534,719.07	18.48	619	79.46	6.790	96.75
7.001 - 7.500	246	39,417,789.49	14.13	608	80.00	7.290	93.25
7.501 - 8.000	280	44,407,985.80	15.92	602	83.31	7.773	82.66
8.001 - 8.500	193	26,202,929.31	9.40	578	82.08	8.281	79.95
8.501 - 9.000	172	21,608,413.63	7.75	580	83.27	8.737	76.86
9.001 - 9.500	69	7,512,544.67	2.69	563	82.55	9.206	91.39
9.501 - 10.000	45	4,548,426.39	1.63	594	85.73	9.788	61.11
10.001 - 10.500	34	1,991,393.89	0.71	598	88.06	10.277	83.63
10.501 - 11.000	26	1,412,729.21	0.51	596	93.82	10.828	91.65
11.001 - 11.500	16	602,544.95	0.22	611	96.14	11.249	90.67
11.501 - 12.000	7	256,695.64	0.09	616	99.79	11.775	100.00
12.001 - 12.500	1	32,091.59	0.01	616	100.00	12.400	100.00
12.501 - 13.000	1	49,564.41	0.02	581	100.00	12.850	100.00
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

Minimum Rate: 5.250
Maximum Rate: 12.850
WA Rate: 7.279

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13. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	562	$63,081,327.67	22.62%	630	76.96%	7.140%	98.39%
12.001 - 12.500	26	5,762,754.02	2.07	644	70.60	5.353	93.05
12.501 - 13.000	95	19,728,463.88	7.07	629	78.32	5.876	95.59
13.001 - 13.500	147	28,866,185.89	10.35	620	78.04	6.319	96.45
13.501 - 14.000	202	39,471,811.44	14.15	616	80.46	6.802	95.76
14.001 - 14.500	175	30,785,827.52	11.04	602	79.39	7.297	91.98
14.501 - 15.000	222	39,031,601.93	14.00	602	83.77	7.778	79.99
15.001 - 15.500	150	22,635,110.43	8.12	576	82.18	8.277	77.16
15.501 - 16.000	139	18,801,585.40	6.74	582	83.83	8.732	74.28
16.001 - 16.500	47	5,983,969.73	2.15	555	80.80	9.189	90.93
16.501 - 17.000	23	3,418,878.86	1.23	582	83.47	9.795	50.55
17.001 - 17.500	8	871,766.74	0.31	537	77.04	10.260	80.54
17.501 - 18.000	3	390,500.78	0.14	527	77.75	10.863	100.00
18.001 - 18.500	1	56,213.06	0.02	547	75.00	11.400	0.00
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

Minimum Maximum Rate: 12.250
Maximum Maximum Rate: 18.400
WA Maximum Rate: 14.312

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14. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	562	$63,081,327.67	22.62%	630	76.96%	7.140%	98.39%
3.501 - 4.000	12	1,527,871.88	0.55	608	78.32	7.243	79.37
4.501 - 5.000	94	14,577,473.48	5.23	599	81.69	7.557	80.02
5.001 - 5.500	4	706,969.16	0.25	553	81.84	8.119	77.85
5.501 - 6.000	829	148,357,895.00	53.20	611	81.54	7.102	87.94
6.001 - 6.500	203	36,301,617.80	13.02	597	79.78	7.822	85.65
6.501 - 7.000	56	8,626,362.73	3.09	547	74.39	7.970	98.25
7.001 - 7.500	38	5,420,315.13	1.94	566	69.09	8.132	98.61
7.501 - 8.000	2	286,164.50	0.10	574	85.00	7.831	100.00
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

Minimum Gross Margin: 3.800
Maximum Gross Margin: 7.950
WA Gross Margin: 5.845

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15. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0000-00	562	$63,081,327.67	22.62%	630	76.96%	7.140%	98.39%
2007-05	1	151,247.83	0.05	533	80.85	9.225	100.00
2007-06	19	3,928,446.45	1.41	596	80.76	7.543	73.31
2007-07	83	14,510,739.86	5.20	610	81.59	7.666	72.52
2007-08	540	92,531,829.19	33.18	601	80.46	7.332	86.45
2007-09	407	73,896,603.48	26.50	598	80.36	7.388	89.50
2008-06	1	192,799.97	0.07	582	80.00	6.650	100.00
2008-07	4	671,885.06	0.24	627	81.25	6.731	100.00
2008-08	97	14,718,840.25	5.28	621	82.57	6.978	95.36
2008-09	72	12,066,110.76	4.33	631	80.63	6.795	100.00
2008-10	1	243,000.00	0.09	765	90.00	6.975	100.00
2010-06	1	399,121.56	0.14	643	76.19	7.600	0.00
2010-07	2	523,893.63	0.19	655	80.00	7.930	67.19
2010-08	2	439,834.43	0.16	553	67.68	6.786	100.00
2010-09	8	1,530,317.21	0.55	604	79.88	7.002	91.77
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

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16. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0 - 0	536	$80,530,400.47	28.88%	612	81.18%	7.578%	87.08%
7 - 12	58	11,012,583.51	3.95	638	78.74	7.094	89.63
13 - 24	790	130,286,424.95	46.72	599	80.24	7.290	88.50
25 - 36	416	57,056,588.42	20.46	628	77.07	6.869	97.90
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

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17. Loan Types

Loan Types	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2/28 ARM	824	$134,188,766.50	48.12%	591	79.73%	7.604%	83.43%
2/28 ARM - 2 Yr IO	193	44,379,674.48	15.91	627	82.81	6.821	94.06
2/28 ARM - 5 Yr IO	33	6,450,425.83	2.31	623	81.18	6.741	92.86
3/27 ARM	95	11,919,013.11	4.27	611	80.51	7.206	95.71
3/27 ARM - 3 Yr IO	35	6,814,416.75	2.44	633	83.92	6.844	97.47
3/27 ARM - 5 Yr IO	45	9,159,206.18	3.28	642	81.73	6.515	100.00
5/25 ARM	12	2,541,166.83	0.91	600	77.20	7.153	72.57
5/25 ARM - 7 Yr IO	1	352,000.00	0.13	685	80.00	7.700	100.00
Fixed - 10 Year	2	128,644.70	0.05	564	55.43	7.697	100.00
Fixed - 15 Year	27	2,233,969.26	0.80	620	66.54	7.230	97.73
Fixed - 20 Year	32	3,053,954.38	1.10	634	72.51	6.933	100.00
Fixed - 25 Year	1	238,781.53	0.09	610	84.00	5.990	100.00
Fixed - 30 Year	500	57,425,977.80	20.59	630	77.62	7.151	98.32
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

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18. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
AA	1,280	$198,725,443.08	71.26%	625	81.29%	7.102%	88.49%
A-	141	21,250,249.33	7.62	566	75.37	7.891	92.66
A+	214	35,404,152.36	12.69	587	79.58	7.382	92.33
B	78	11,878,988.06	4.26	551	75.29	7.877	97.38
C	87	11,627,164.52	4.17	556	67.89	8.271	97.74
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

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19. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
First Lien	1,698	$274,636,221.04	98.48%	609	79.50%	7.231%	90.07%
Second Lien	102	4,249,776.31	1.52	643	99.54	10.387	89.27
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

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20. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0.01 - 5.00	1	$79,920.20	0.03%	716	52.29%	5.990%	0.00%
5.01 - 10.00	4	217,600.00	0.08	580	81.95	9.281	47.79
10.01 - 15.00	16	2,160,937.80	0.77	616	79.81	7.622	71.35
15.01 - 20.00	46	5,994,825.64	2.15	619	76.45	7.299	86.44
20.01 - 25.00	85	10,768,710.71	3.86	607	75.95	7.425	86.47
25.01 - 30.00	145	20,988,817.07	7.53	614	80.16	7.214	92.19
30.01 - 35.00	219	32,031,533.03	11.49	607	79.20	7.305	90.31
35.01 - 40.00	275	42,633,673.51	15.29	610	79.43	7.271	91.36
40.01 - 45.00	392	61,236,095.96	21.96	615	81.28	7.340	91.59
45.01 - 50.00	513	85,755,484.40	30.75	610	81.88	7.265	89.16
50.01 - 55.00	95	15,550,572.44	5.58	593	69.29	7.001	88.60
55.01 - 60.00	9	1,467,826.59	0.53	554	70.46	7.287	100.00
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

low Dti: 1.44
high dti: 56.87
wa dti: 40.28

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